Exhibit 99.1

Contacts

Analyst:	Matt Eichmann	Media:	Scott Griffin
	740-549-6067		740-657-6516

Greif Reports Fourth Quarter 2015 Results

DELAWARE, Ohio (December 10, 2015) – Greif, Inc. (NYSE: GEF, GEF.B), a world leader in industrial packaging products and services, today reported fourth quarter 2015 net income attributable to the corporation totaling $12.4 million or $0.21 per diluted Class A share on sales of $868.5 million compared with net income of $8.7 million or $0.15 per diluted Class A share on sales of $1,048.1 million in the fourth quarter of 2014. After adjusting for the effect of divestitures for both quarters and currency translation for the fourth quarter 20151, sales were 2.0 percent lower for the quarter when compared to the fourth quarter of 2014. The reduction was due to lower volumes and decreases in steel costs that are passed through to customers, partially offset by the impact of discrete strategic pricing actions. Excluding the impact of special items2, earnings were $0.76 per diluted Class A share for the fourth quarter of 2015 compared to $0.60 per diluted Class A share for the fourth quarter of 2014. The improvement was due primarily to reductions in SG&A expenses related to our transformation initiatives and the reduction in full year tax expense related to the realization of benefits from the implementation of discrete tax planning strategies and the adjustment of recorded tax liabilities.

Pete Watson, President and Chief Executive Officer, stated “We continue to demonstrate the discipline needed to achieve our transformation goals despite challenging market conditions. As we move forward, we will continue to leverage all aspects of the Greif Business System. While progress is being made, much work remains. I am confident we are on the right path to achieve our transformation commitments, improve earnings, increase cash flow and deliver value to our shareholders.”

Segment Results

Net sales are impacted primarily by the volume of products sold, selling prices, product mix and the impact of changes in foreign currencies against the U.S. Dollar. The table below shows the percentage impact of each on our change in net sales, excluding divestitures, from the three months that ended on October 31, 2014 to the three months that ended on October 31, 2015, for the business segments with manufacturing operations.

Net Sales Impact - Excluding Divestitures:	Rigid Industrial Packaging & Services	Paper Packaging	Flexible Products & Services
Currency Translation	(14.0%)	—	(12.4%)
Volume	(3.8%)	2.8%	(11.7%)
Selling Prices and Product Mix	0.9%	(3.5%)	6.2%

	(16.9%)	(0.7%)	(17.9%)

1	A summary of the adjustments for the impact of divestitures and currency translation is set forth in the GAAP to Non-GAAP Reconciliation Net Sales to Net Sales Excluding the Impact of Divestitures and Currency Translation in the financial schedules that are part of this release
2	A summary of all special items that are included in the earnings per diluted Class A share before special items and operating profit before special items is set forth in the Selected Financial Highlights table following the Company Outlook in this release

Note: A reconciliation of the differences between all non-GAAP financial measures used in this release with the most directly comparable GAAP financial measures is included in the financial schedules that are a part of this release.

Rigid Industrial Packaging & Services

Net sales decreased 20.1 percent to $601.1 million for the fourth quarter of 2015 compared with $752.7 million for the fourth quarter of 2014. Excluding the impact of divestitures3, net sales decreased 16.9 percent for the fourth quarter of 2015 compared with the fourth quarter of 2014.

Operating profit was $10.9 million for the fourth quarter of 2015 compared to $46.7 million for the fourth quarter of 2014. The decrease was primarily attributable to the same factors impacting net sales and higher restructuring and non-cash asset impairment charges, partially offset by improvements in SG&A expenses. Operating profit before special items and excluding the impact of divestitures was $42.3 million for the fourth quarter of 2015 versus $58.6 million for the fourth quarter of 2014.

Paper Packaging

Net sales decreased 3.6 percent to $179.8 million for the fourth quarter of 2015 compared with $186.6 million for the fourth quarter of 2014. Excluding the impact of divestitures, net sales decreased 0.7 percent to $179.8 million for the fourth quarter of 2015 compared with $181.1 million for the fourth quarter of 2014 due primarily to the annual maintenance shutdown at our Massillon, OH mill that occurred during the fourth quarter of 2015 as opposed to the third quarter in 2014.

Operating profit was $32.6 million for the fourth quarter of 2015 compared with $41.4 million for the fourth quarter of 2014. The decrease was primarily due to the same factors impacting net sales, price decreases driven by a reduction in the published index prices for medium containerboard and a reduction in gain on sale of businesses of $3.7 million.

Flexible Products & Services

Net sales decreased 26.7 percent to $73.3 million for the fourth quarter of 2015 compared with $100.0 million for the fourth quarter of 2014. Excluding the impact of divestitures, net sales decreased 17.9 percent to $73.3 million for the fourth quarter of 2015 compared with $89.3 million for the fourth quarter of 2014.

Operating loss was $12.8 million for the fourth quarter of 2015 versus an operating loss of $56.2 million for the fourth quarter of 2014. Operating loss before special items totaled $5.3 million for the fourth quarter of 2015 versus $6.4 million for the fourth quarter of 2014. The decrease in operating loss before special items was primarily due to a reduction in SG&A expenses and production costs as a result of transformation efforts in the segment, partially offset by higher costs of the move to an in-house labor force in Turkey, which was prompted by changes in the local regulatory environment.

Land Management

Net sales increased 62.5 percent to $14.3 million for the fourth quarter of 2015 compared with $8.8 million for the fourth quarter of 2014. The increase in net sales was due to the sale of the remaining 5,200 acres of development properties in Canada during the fourth quarter of 2015.

Operating profit was $1.4 million for the fourth quarter of 2015 compared with $5.6 million for the fourth quarter of 2014. The decrease in operating profit was primarily due to a reduction in gains on sale of property, plant and equipment of $2.6 million as no core timberland property was sold in the three months ended October 31, 2015.

Dividends

On December 8, 2015, the Board of Directors declared quarterly cash dividends of $0.42 per share of Class A Common Stock and $0.62 per share of Class B Common Stock. Dividends are payable on January 1, 2016, to stockholders of record at the close of business on December 21, 2015.

[3]	A summary of all adjustments by business segment related to the impact of divestitures and special items that are excluded from net sales, gross profit and operating profit is set forth in the GAAP to Non-GAAP Reconciliation Selected Financial Information Excluding the Impact of Divestitures in the financial schedules that are part of this release

Company Outlook

In fiscal year 2016, the company’s results are expected to benefit from further execution of our transformation efforts. These improvements are expected to be achieved despite the continuation of a sluggish global industrial economy and continued strengthening of the U.S. dollar relative to other currencies adversely impacting our results. We anticipate that our fiscal year 2016 Class A earnings per share will be between $2.05 - $2.35 per share, excluding gains and losses on the sales of businesses, timberland and property, plant and equipment, acquisition costs and restructuring and impairment charges.

GREIF, INC. AND SUBSIDIARY COMPANIES

SELECTED FINANCIAL HIGHLIGHTS

UNAUDITED

(Dollars in millions, except per share amounts)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014
Selected Financial Highlights
Net sales	$868.5	$1,048.1	$3,616.7	$4,239.1
Operating profit	32.1	37.5	192.8	249.3
Operating profit before special items	72.0	89.7	266.2	315.9
EBITDA	63.6	73.0	324.2	395.6
EBITDA before special items	103.5	125.2	392.7	462.2
Cash provided by operating activities	132.9	145.0	206.3	261.8
Net income attributable to Greif, Inc.	12.4	8.7	71.9	91.5
Diluted Class A earnings per share attributable to Greif, Inc.	$0.21	$0.15	$1.23	$1.56
Diluted Class A earnings per share attributable to Greif, Inc. before special items	$0.76	$0.60	$2.18	$2.23

Special items
Restructuring charges	$(13.3)	$(5.6)	$(40.0)	$(16.1)
Acquisition-related costs	—	(0.4)	(0.3)	(1.6)
Timberland gains	—	—	24.3	17.1
Non-cash asset impairment charges	(23.6)	(70.2)	(45.9)	(85.8)
Gain (loss) on disposal of PPE and businesses, net	(3.0)	24.0	(2.2)	19.8
Impact of Venezuela devaluation on cost of products sold	—	—	(9.3)	—
Impact of Venezuela devaluation on other income/expense	—	—	4.9	—

Total special items	(39.9)	(52.2)	(68.5)	(66.6)

Total special items, net of tax and noncontrolling interest	(32.3)	(27.1)	(55.8)	(39.8)

Impact of total special items, net of tax, on diluted Class A earnings per share attributable to Greif, Inc.	$(0.55)	$(0.45)	$(0.95)	$(0.67)

	October 31, 2015	October 31, 2014
Working capital [4]	$369.5	$287.7
Net working capital [4]	263.3	202.6
Operating working capital [5]	345.4	411.3
Long-term debt	1,124.2	1,087.4
Net debt [6]	1,081.4	1,068.0

	Three months ended October 31, 2015
	2015	Impact of Divestitures	Excluding the Impact of Divestitures 2015
Net Sales	$868.5	$—	$868.5
Gross Profit	168.0	—	168.0
Operating Profit	32.1	(0.5)	32.6
Operating Profit before special items:	72.0	0.2	71.8

	Three months ended October 31, 2014
	2014	Impact of Divestitures	Excluding the Impact of Divestitures 2014
Net Sales	$1,048.1	$45.5	$1,002.6
Gross Profit	202.9	4.2	198.7
Operating Profit	37.5	17.9	19.6
Operating Profit before special items:	89.7	(1.4)	91.1

	Three months ended October 31,
	Excluding the Impact of Divestitures	Impact of Currency Translation	Excluding the Impact of Divestitures and Currency Translation
Net Sales - 2015	868.5	(113.7)	982.2
Net Sales - 2014	1,002.6	N/A	1,002.6

4	Working capital represents current assets less current liabilities. Net working capital represents working capital less cash and cash equivalents.
5	Operating working capital represents trade accounts receivable plus inventories less accounts payable.
6	Net debt represents long-term debt plus the current portion of long-term debt plus short-term borrowings less cash and cash equivalents.

Conference Call

The company will host a conference call to discuss the fourth quarter of 2015 results on December 11, 2015, at 10 a.m. Eastern Time (ET). To participate, domestic callers should call 877-485-3107 and ask for the Greif conference call. The number for international callers is +1 201-689-8427. Phone lines will open at 9:50 a.m. ET. The conference call will also be available through a live webcast, including slides, which can be accessed at www.greif.com in the Investor Center/Conference Calls. A replay of the conference call will be available on the company’s website approximately one hour following the call.

The company encourages interested investors, analysts and portfolio managers to submit questions in advance of the conference call regarding Greif’s quarterly performance to investors@Greif.com. Questions will be accepted until Thursday, December 10 at 5:00 p.m. ET. The company will address both previously submitted questions and questions asked during the call.

About Greif

Greif is a world leader in industrial packaging products and services. The company produces steel, plastic, fibre, flexible and corrugated containers and containerboard, and provides reconditioning, blending, filling and packaging services for a wide range of industries. Greif also manages timber properties in North America. The company is strategically positioned in more than 50 countries to serve global as well as regional customers. Additional information is on the company’s website at www.greif.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “aspiration,” “objective,” “project,” “believe,” “continue,” “on track” or “target” or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward-looking statements are based on assumptions, expectations and other information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause the company’s actual results to differ materially from those forecasted, projected or anticipated, whether expressed or implied. The most significant of these risks and uncertainties are described in Part I of the company’s Annual Report on Form 10-K for the fiscal year ended Oct. 31, 2014. The company undertakes no obligation to update or revise any forward-looking statements.

Although the Company believes that the expectations reflected in forward-looking statements have a reasonable basis, the Company can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those forecasted, projected or anticipated, whether expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) historically, our business has been sensitive to changes in general economic or business conditions, (ii) our operations subject us to currency exchange and political risks that could adversely affect our results of operations, (iii) the current and future challenging global economy and disruption and volatility of the financial and credit markets may adversely affect our business, (iv) the continuing consolidation of our customer base and suppliers may intensify pricing pressure, (v) we operate in highly competitive industries, (vi) our business is sensitive to changes in industry demands, (vii) raw material and energy price fluctuations and shortages may adversely impact our manufacturing operations and costs, (viii) we may encounter difficulties arising from acquisitions, (ix) we may incur additional restructuring costs and there is no guarantee that our efforts to reduce costs will be successful, (x) tax legislation initiatives or challenges to our tax positions may adversely impact our results or condition, (xi) full realization of our deferred tax assets may be affected by a number of factors, (xii) several operations are conducted by joint ventures that we cannot operate solely for our benefit, (xiii) our ability to attract, develop and retain talented and qualified employees, managers and executives is critical to our success, (xiv) our business may be adversely impacted by work stoppages and other labor relations matters, (xv) we may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage, (xvi) our business depends on the uninterrupted operations of our facilities, systems and business functions, including our information technology and other business systems, (xvii) a security breach of customer, employee, supplier or company information may have a material adverse effect on our business, financial condition and results of operations, (xviii) legislation/regulation related to environmental and health and safety matters and corporate social responsibility could negatively impact our operations and financial performance, (xix) product liability claims and other legal proceedings could adversely affect our operations and financial performance, (xx)

we may incur fines or penalties, damage to our reputation or other adverse consequences if our employees, agents or business partners violate, or are alleged to have violated, anti-bribery, competition or other laws, (xxi) changing climate, climate change regulations and greenhouse gas effects may adversely affect our operations and financial performance, (xxii) the frequency and volume of our timber and timberland sales will impact our financial performance, (xxiii) changes in U.S. generally accepted accounting principles and SEC rules and regulations could materially impact our reported results, (xxiv) if the company fails to maintain an effective system of internal control, the company may not be able to accurately report financial results or prevent fraud, and (xxv) the company has a significant amount of goodwill, and if impaired in the future, would adversely impact our results of operations. Changes in business results may impact our book tax rates. The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause our actual results to differ materially from those forecasted, projected or anticipated, see “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. Except to the limited extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(Dollars and shares in millions, except per share amounts)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014

Net sales	$868.5	$1,048.1	$3,616.7	$4,239.1
Cost of products sold	700.5	845.2	2,946.9	3,428.1

Gross profit	168.0	202.9	669.8	811.0

Selling, general and administrative expenses	96.0	113.6	413.2	496.7
Restructuring charges	13.3	5.6	40.0	16.1
Timberland gains	—	—	(24.3)	(17.1)
Non-cash asset impairment charges	23.6	70.2	45.9	85.8
(Gain) on disposal of properties, plants and equipment, net	2.3	(2.8)	(7.0)	(8.3)
(Gain) loss on disposal of businesses	0.7	(21.2)	9.2	(11.5)

Operating profit	32.1	37.5	192.8	249.3

Interest expense, net	18.6	20.3	74.8	81.8
Other expense, net	2.2	2.9	3.2	9.5

Income before income tax expense and equity earnings of unconsolidated affiliates, net	11.3	14.3	114.8	158.0
Income tax expense	2.6	50.8	48.4	115.0
Equity earnings of unconsolidated affiliates, net of tax	0.5	1.0	0.8	1.9

Net income (loss)	9.2	(35.5)	67.2	44.9
Net loss attributable to noncontrolling interests	3.2	44.2	4.7	46.6

Net income attributable to Greif, Inc.	$12.4	$8.7	$71.9	$91.5

Basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	$0.21	$0.15	$1.23	$1.56
Class B Common Stock	$0.32	$0.22	$1.83	$2.33

Diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	$0.21	$0.15	$1.23	$1.56
Class B Common Stock	$0.32	$0.22	$1.83	$2.33

Shares used to calculate basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.7	25.5	25.7	25.5
Class B Common Stock	22.1	22.1	22.1	22.1

Shares used to calculate diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.7	25.5	25.7	25.5
Class B Common Stock	22.1	22.1	22.1	22.1

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(Dollars in millions)

	October 31, 2015	October 31, 2014

ASSETS

CURRENT ASSETS
Cash and cash equivalents	106.2	$85.1
Trade accounts receivable	403.7	501.3
Inventories	297.0	381.1
Other current assets	201.6	171.9

	1,008.5	1,139.4

LONG-TERM ASSETS
Goodwill	807.1	880.2
Intangible assets	132.7	166.5
Assets held by special purpose entities	50.9	50.9
Other long-term assets	98.8	122.1

	1,089.5	1,219.7

PROPERTIES, PLANTS AND EQUIPMENT	1,217.7	1,308.3

	$3,315.7	$3,667.4

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Accounts payable	$355.3	$471.1
Short-term borrowings	40.7	48.1
Current portion of long-term debt	22.7	17.6
Other current liabilities	220.3	314.9

	639.0	851.7

LONG-TERM LIABILITIES
Long-term debt	1,124.2	1,087.4
Liabilities held by special purpose entities	43.3	43.3
Other long-term liabilities	449.3	461.8

	1,616.8	1,592.5

TOTAL EQUITY	1,059.9	1,223.2

	$3,315.7	$3,667.4

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(Dollars in millions)

	Three months ended October 31		Twelve months ended October 31
	2015	2014	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9.2	$(35.5)	$67.2	$44.9
Depreciation, depletion and amortization	33.7	38.4	134.6	155.8
Asset impairments	23.6	70.2	45.9	85.8
Impact of Venezuela devaluation on other income/expense	—	—	(4.9)	—
Impact of Venezuela devaluation on cost of products sold	—	—	9.3	—
Other non-cash adjustments to net income	2.4	(9.8)	(30.2)	(29.5)
Operating working capital changes	81.6	76.5	21.8	(5.1)
Deferred purchase price on sold receivables	5.1	5.2	(5.7)	11.5
Increase (decrease) in cash from changes in certain assets and liabilities and other	(22.7)	—	(31.7)	(1.6)

Net cash provided by operating activities	132.9	145.0	206.3	261.8

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of companies, net of cash acquired	(0.1)	—	(1.6)	(53.5)
Issuance of subordinated note receivable	(44.2)	—	(44.2)	—
Purchases of properties, plants and equipment	(27.6)	(43.9)	(135.8)	(137.9)
Purchases of timber properties	(0.2)	(1.1)	(38.4)	(56.8)

Proceeds from the sale of PPE, businesses, timberland and other assets	3.2	94.7	68.9	164.9
Payments on notes receivable with related party, net	—	13.0	—	14.3
Proceeds on insurance recoveries	1.2	—	4.6	—

Net cash used in investing activities	(67.7)	62.7	(146.5)	(69.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments on) debt, net	(38.8)	(157.7)	82.4	(88.3)
Dividends paid to Greif, Inc. shareholders	(24.7)	(24.8)	(98.7)	(98.6)
Other	—	(1.2)	(3.8)	6.4

Net cash provided by (used in) financing activities	(63.5)	(183.7)	(20.1)	(180.5)

Effects of exchange rates on cash	2.8	(3.9)	(18.6)	(5.3)

Net increase (decrease) in cash and cash equivalents	4.5	20.1	21.1	7.0
Cash and cash equivalents at beginning of the period	101.7	65.0	85.1	78.1

Cash and cash equivalents at end of the period	$106.2	$85.1	$106.2	$85.1

GREIF, INC. AND SUBSIDIARY COMPANIES

FINANCIAL HIGHLIGHTS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended October 31		Twelve months ended October 31
	2015	2014	2015	2014

Net sales:
Rigid Industrial Packaging & Services	$601.1	$752.7	$2,586.4	$3,077.0
Paper Packaging	179.8	186.6	676.1	706.8
Flexible Products & Services	73.3	100.0	322.6	425.8
Land Management	14.3	8.8	31.6	29.5

Total net sales	$868.5	$1,048.1	$3,616.7	$4,239.1

Operating profit (loss):
Rigid Industrial Packaging & Services	$10.9	$46.7	$86.4	$170.1
Paper Packaging	32.6	41.4	109.3	125.8
Flexible Products & Services	(12.8)	(56.2)	(36.6)	(78.6)
Land Management	1.4	5.6	33.7	32.0

Total operating profit	$32.1	$37.5	$192.8	$249.3

EBITDA [7]:
Rigid Industrial Packaging & Services	$33.9	$71.2	$179.1	$271.7
Paper Packaging	39.8	48.6	138.4	155.6
Flexible Products & Services	(12.2)	(53.7)	(30.3)	(68.0)
Land Management	2.1	6.9	37.0	36.3

Total EBITDA	$63.6	$73.0	$324.2	$395.6

[7]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

NET WORKING CAPITAL, OPERATING WORKING CAPITAL AND NET DEBT

UNAUDITED

(Dollars in millions)

	October 31, 2015	October 31, 2014

Current assets	$1,008.5	$1,139.4
Less: current liabilities	639.0	851.7

Working capital	369.5	287.7
Less: cash and cash equivalents	106.2	85.1

Net working capital	$263.3	$202.6

Trade accounts receivable	$403.7	$501.3
Plus: inventories	297.0	381.1
Less: accounts payable	355.3	471.1

Operating working capital	$345.4	$411.3

Long-term debt	$1,124.2	$1,087.4
Plus: current portion of long-term debt	22.7	17.6
Plus: short-term borrowings	40.7	48.1
Less: cash and cash equivalents	106.2	85.1

Net debt	$1,081.4	$1,068.0

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CONSOLIDATED EBITDA 8

UNAUDITED

(Dollars in millions)

	Three months ended October 31		Twelve months ended October 31
	2015	2014	2015	2014

Net income (loss)	$9.2	$(35.5)	$67.2	$44.9
Plus: interest expense, net	18.6	20.3	74.8	81.8
Plus: income tax expense	2.6	50.8	48.4	115.0
Plus: depreciation, depletion and amortization expense	33.7	38.4	134.6	155.8
Less: equity earnings of unconsolidated affiliates, net of tax	0.5	1.0	0.8	1.9

EBITDA	$63.6	$73.0	$324.2	$395.6

Net income (loss)	$9.2	$(35.5)	$67.2	$44.9
Plus: interest expense, net	18.6	20.3	74.8	81.8
Plus: income tax expense	2.6	50.8	48.4	115.0
Plus: other expense, net	2.2	2.9	3.2	9.5
Less: equity earnings of unconsolidated affiliates, net of tax	0.5	1.0	0.8	1.9

Operating profit	32.1	37.5	192.8	249.3
Less: other expense, net	2.2	2.9	3.2	9.5
Plus: depreciation, depletion and amortization expense	33.7	38.4	134.6	155.8

EBITDA	$63.6	$73.0	$324.2	$395.6

[8]	EBITDA is defined as net income (loss), plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. As demonstrated in this table, EBITDA can also be calculated with reference to operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA 9

UNAUDITED

(Dollars in millions)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014
Rigid Industrial Packaging & Services
Operating profit	$10.9	$46.7	$86.4	$170.1
Less: other expense, net	0.8	2.8	1.3	6.8
Plus: depreciation and amortization expense	23.8	27.3	94.0	108.4

EBITDA	$33.9	$71.2	$179.1	$271.7

Paper Packaging
Operating profit	$32.6	$41.4	$109.3	$125.8
Less: other (income) expense, net	—	—	(0.4)	—
Plus: depreciation and amortization expense	7.2	7.2	28.7	29.8

EBITDA	$39.8	$48.6	$138.4	$155.6

Flexible Products & Services
Operating loss	$(12.8)	$(56.2)	$(36.6)	$(78.6)
Less: other expense, net	1.4	0.1	2.3	2.7
Plus: depreciation and amortization expense	2.0	2.6	8.6	13.3

EBITDA	$(12.2)	$(53.7)	$(30.3)	$(68.0)

Land Management
Operating profit	$1.4	$5.6	$33.7	$32.0
Plus: depreciation, depletion and amortization expense	0.7	1.3	3.3	4.3

EBITDA	$2.1	$6.9	$37.0	$36.3

Consolidated EBITDA	$63.6	$73.0	$324.2	$395.6

[9]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

FREE CASH FLOW 10

UNAUDITED

(Dollars in millions)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014

Net cash provided by operating activities	$132.9	$145.0	$206.3	$261.8
Less: Capital expenditures	(27.6)	(43.9)	(135.8)	(137.9)

Free Cash Flows	$105.3	$101.1	$70.5	$123.9

FREE CASH FLOW EXCLUDING THE IMPACT OF VENEZUELA OPERATIONS 11

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014

Net cash provided by operating activities	$133.1	$142.7	$202.2	$256.9
Less: Capital expenditures	(27.6)	(43.9)	(121.8)	(137.9)

Free Cash Flows	$105.5	$98.8	$80.4	$119.0

[10]	Free cash flow is defined as net cash provided by operating activities less capital expenditures.
[11]	Free cash flow excluding the impact of Venezuela operations is defined as net cash provided by operating activities, excluding Venezuela’s net cash provided by operating activities, less capital expenditures, excluding Venezuela’s capital expenditures. The information is relevant and presented due to the impact of the devaluation of the Venezuelan currency at the end of the third quarter 2015 from 6.3 bolivars per USD to 199.4 bolivars per USD . The Venezuela capital expenditures of $14.0 million USD reflected above represent the Company’s investment of bolivars in a warehouse as an asset protection strategy in the second quarter of 2015 in order to utilize excess bolivars being generated by the business. The translated value of both the cash provided by operating activities of Venezuela and the building that was purchased does not reflect the true economic impact to the Company because actual conversion of bolivars to U.S. dollars at the official exchange rate used for the first three quarters of 2015 would not have been possible.

GREIF, INC. AND SUBSIDIARY COMPANIES

GEOGRAPHIC DATA

UNAUDITED

(Dollars in millions)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014

Net sales:
North America	$480.9	$550.4	$1,787.1	$2,011.5
Europe, Middle East and Africa	307.7	379.5	1,287.2	1,596.2
Asia Pacific and Latin America	79.9	118.2	542.4	631.4

Total net sales	$868.5	$1,048.1	$3,616.7	$4,239.1

Operating profit (loss):
North America	$40.9	$104.9	$157.3	$257.1
Europe, Middle East and Africa	(12.3)	(75.3)	26.7	(31.6)
Asia Pacific and Latin America	3.5	7.9	8.8	23.8

Total operating profit	$32.1	$37.5	$192.8	$249.3

Notes:	The North America region includes businesses from Rigid Industrial Packaging & Services, Paper Packaging, Flexible Products & Services and Land Management.

The Europe, Middle East and Africa region includes businesses from Rigid Industrial Packaging & Services and Flexible Products & Services.

The Asia Pacific and Latin America region includes businesses from Rigid Industrial Packaging & Services and Flexible Products & Services. For the twelve months ended October 31, 2015, operating profit for Asia Pacific and Latin America includes a $9.3 million Venezuelan cost of products sold adjustment and a $15.0 million non-cash asset impairment of the Company’s Venezuelan property, plant & equipment discussed in the 2015 third quarter earnings release.

GREIF, INC. AND SUBSIDIARY COMPANIES

SPECIAL ITEMS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014
Rigid Industrial Packaging & Services
Restructuring charges	$9.2	$3.8	$29.6	$9.6
Acquisition-related costs	—	0.4	0.3	1.6
Non-cash asset impairment charges	22.1	3.9	43.4	11.6
Loss on disposal of properties, plants, equipment and businesses, net	0.3	1.1	2.7	10.3
Impact of Venezuela devaluation on cost of products sold	—	—	9.3	—
Impact of Venezuela devaluation on other (income) expense	—	—	(4.9)	—

Total special Items	31.6	9.2	80.4	33.1

Paper Packaging
Restructuring charges	1.2	—	2.2	—
Non-cash asset impairment charges	—	—	0.8	—
Gain on disposal of properties, plants, equipment and businesses, net	(0.5)	(4.2)	(0.5)	(5.1)

Total special Items	0.7	(4.2)	2.5	(5.1)

Flexible Products & Services
Restructuring charges	2.8	1.8	8.1	6.5
Non-cash asset impairment charges	1.5	66.3	1.7	74.2
(Gain) loss on disposal of properties, plants, equipment and businesses, net	3.2	(18.3)	2.7	(19.6)

Total special Items	7.5	49.8	12.5	61.1

Land Management
Timberland gains	—	—	(24.3)	(17.1)
Restructuring charges	0.1	—	0.1	—
Gain on disposal of properties, plants, equipment and businesses, net	—	(2.6)	(2.7)	(5.4)

Total special Items	0.1	(2.6)	(26.9)	(22.5)

Total special items	$39.9	$52.2	$68.5	$66.6

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT OPERATING PROFIT (LOSS) BEFORE SPECIAL ITEMS 12

UNAUDITED

(Dollars in millions)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014

Operating profit (loss):
Rigid Industrial Packaging & Services	$10.9	$46.7	$86.4	$170.1
Paper Packaging	32.6	41.4	109.3	125.8
Flexible Products & Services	(12.8)	(56.2)	(36.6)	(78.6)
Land Management	1.4	5.6	33.7	32.0

Total operating profit (loss)	32.1	37.5	192.8	249.3

Restructuring charges:
Rigid Industrial Packaging & Services	9.2	3.8	29.6	9.6
Paper Packaging	1.2	—	2.2	—
Flexible Products & Services	2.8	1.8	8.1	6.5
Land Management	0.1	—	0.1	—

Total restructuring charges	13.3	5.6	40.0	16.1

Acquisition-related costs:
Rigid Industrial Packaging & Services	—	0.4	0.3	1.6

Total acquisition-related costs	—	0.4	0.3	1.6

Timberland gains:
Land Management	—	—	(24.3)	(17.1)

Total timberland gains	—	—	(24.3)	(17.1)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	22.1	3.9	43.4	11.6
Paper Packaging	—	—	0.8	—
Flexible Products & Services	1.5	66.3	1.7	74.2

Total non-cash asset impairment charges	23.6	70.2	45.9	85.8

(Gain) loss on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	0.3	1.1	2.7	10.3
Paper Packaging	(0.5)	(4.2)	(0.5)	(5.1)
Flexible Products & Services	3.2	(18.3)	2.7	(19.6)
Land Management	—	(2.6)	(2.7)	(5.4)

Total (gain) loss on disposal of properties, plants, equipment and businesses, net	3.0	(24.0)	2.2	(19.8)

Impact of Venezuela devaluation on cost of products sold:
Rigid Industrial Packaging & Services	—	—	9.3	—

Total Impact of Venezuela devaluation on cost of products sold	—	—	9.3	—

Operating profit (loss) before special items:
Rigid Industrial Packaging & Services	42.5	55.9	171.7	203.2
Paper Packaging	33.3	37.2	111.8	120.7
Flexible Products & Services	(5.3)	(6.4)	(24.1)	(17.5)
Land Management	1.5	3.0	6.8	9.5

Total operating profit (loss) before special items	$72.0	$89.7	$266.2	$315.9

[12]	Operating profit (loss) before special items is defined as operating profit (loss) plus restructuring charges plus acquisition-related costs plus non-cash impairment charges less timberland gains less (gain) loss on disposal of properties, plants, equipment and businesses, net plus the impact of Venezuela devaluation on cost of products sold.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA13 BEFORE SPECIAL ITEMS14

UNAUDITED

(Dollars in millions)

	Three months ended		Twelve months ended
	October 31		October 31
	2015	2014	2015	2014

EBITDA:
Rigid Industrial Packaging & Services	$33.9	$71.2	$179.1	$271.7
Paper Packaging	39.8	48.6	138.4	155.6
Flexible Products & Services	(12.2)	(53.7)	(30.3)	(68.0)
Land Management	2.1	6.9	37.0	36.3

Total EBITDA	63.6	73.0	324.2	395.6

Restructuring charges:
Rigid Industrial Packaging & Services	9.2	3.8	29.6	9.6
Paper Packaging	1.2	—	2.2	—
Flexible Products & Services	2.8	1.8	8.1	6.5
Land Management	0.1	—	0.1	—

Total restructuring charges	13.3	5.6	40.0	16.1

Acquisition-related costs:
Rigid Industrial Packaging & Services	—	0.4	0.3	1.6

Total acquisition-related costs	—	0.4	0.3	1.6

Timberland gains:
Land Management	—	—	(24.3)	(17.1)

Total timberland gains	—	—	(24.3)	(17.1)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	22.1	3.9	43.4	11.6
Paper Packaging	—	—	0.8	—
Flexible Products & Services	1.5	66.3	1.7	74.2

Total non-cash asset impairment charges	23.6	70.2	45.9	85.8

(Gain) loss on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	0.3	1.1	2.7	10.3
Paper Packaging	(0.5)	(4.2)	(0.5)	(5.1)
Flexible Products & Services	3.2	(18.3)	2.7	(19.6)
Land Management	—	(2.6)	(2.7)	(5.4)

Total (gain) loss on disposal of properties, plants, equipment and businesses, net	3.0	(24.0)	2.2	(19.8)

Impact of Venezuela devaluation on cost of products sold:
Rigid Industrial Packaging & Services	—	—	9.3	—

Total impact of Venezuela devaluation on cost of products sold	—	—	9.3	—

Impact of Venezuela devaluation on other income/expense:
Rigid Industrial Packaging & Services	—	—	(4.9)	—

Total impact of Venezuela devaluation on other income/expense	—	—	(4.9)	—

EBITDA before special items:
Rigid Industrial Packaging & Services	65.5	80.4	259.5	304.8
Paper Packaging	40.5	44.4	140.9	150.5
Flexible Products & Services	(4.7)	(3.9)	(17.8)	(6.9)
Land Management	2.2	4.3	10.1	13.8

Total EBITDA before special items	$103.5	$125.2	$392.7	$462.2

[13]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.
[14]	EBITDA before special items is defined as EBITDA plus restructuring charges plus acquisition-related costs plus non-cash impairment charges less timberland gains less (gain) loss on disposal of properties, plants, equipment and businesses, net plus the impact of Venezuela devaluation on cost of products sold less the impact of Venezuela devaluation on other income/expense.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CLASS A EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS

UNAUDITED

(Dollars in millions, except for per share amounts)

		Class A
Three months ended October 31, 2015
Net Income Attributable to Greif, Inc.	$12.4	$0.21
Less: Gain (loss) on disposal of properties, plants, equipment and businesses, net	(1.7)	(0.03)
Plus: Restructuring charges	9.5	0.16
Plus: Non-cash asset impairment charges	21.1	0.36

Net Income Attributable to Greif, Inc. Excluding Special Items	$44.7	$0.76

		Class A
Three months ended October 31, 2014
Net Income Attributable to Greif, Inc.	$8.7	$0.15
Less: Gain (loss) on disposal of properties, plants, equipment and businesses, net	14.2	0.25
Plus: Restructuring charges	4.2	0.07
Plus: Non-cash asset impairment charges	36.9	0.63
Plus: Acquisition related costs	0.2	—

Net Income Attributable to Greif, Inc. Excluding Special Items	$35.8	$0.60

		Class A
Twelve months ended October 31, 2015
Net Income Attributable to Greif, Inc.	$71.9	$1.23
Less: Gain (loss) on disposal of properties, plants, equipment and businesses, net	2.8	0.05
Less: Timberland Gains	14.9	0.25
Less: Venezuela devaluation on other income/expense	4.9	0.08
Plus: Restructuring charges	28.2	0.48
Plus: Non-cash asset impairment charges	40.7	0.69
Plus: Acquisition related costs	0.2	—
Plus: Venezuela devaluation on cost of goods sold	9.3	0.16

Net Income Attributable to Greif, Inc. Excluding Special Items	$127.7	$2.18

		Class A
Twelve months ended October 31, 2014
Net Income Attributable to Greif, Inc.	$91.5	$1.56
Less: Gain (loss) on disposal of properties, plants, equipment and businesses, net	7.3	0.13
Less: Timberland Gains	10.4	0.18
Plus: Restructuring charges	11.8	0.20
Plus: Non-cash asset impairment charges	44.7	0.76
Plus: Acquisition related costs	1.0	0.02

Net Income Attributable to Greif, Inc. Excluding Special Items	$131.3	$2.23

* All special items are net of tax and noncontrolling interests

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SELECTED FINANCIAL INFORMATION EXCLUDING

THE IMPACT OF DIVESTITURES

UNAUDITED

(Dollars in millions)

	Three months ended October 31			Twelve months ended October 31
	2015	Impact of Divestitures	Excluding the Impact of Divestitures 2015	2015	Impact of Divestitures	Excluding the Impact of Divestitures 2015 [15]
Net Sales:
Rigid Industrial Packaging & Services	$601.1	$—	$601.1	$2,586.4	$44.5	$2,541.9
Paper Packaging	179.8	—	179.8	676.1	—	676.1
Flexible Products and Services	73.3	—	73.3	322.6	3.2	319.4
Land Management	14.3	—	14.3	31.6	—	31.6

Consolidated	$868.5	$—	$868.5	$3,616.7	$47.7	$3,569.0

Gross Profit:
Rigid Industrial Packaging & Services	$112.3	$—	$112.3	$463.4	$0.4	$463.0
Paper Packaging	46.5	—	46.5	163.5	(0.1)	163.6
Flexible Products and Services	6.9	—	6.9	33.8	0.4	33.4
Land Management	2.3	—	2.3	9.1	—	9.1

Consolidated	$168.0	$—	$168.0	$669.8	$0.7	$669.1

Operating Profit (Loss):
Rigid Industrial Packaging & Services	$10.9	$(0.5)	$11.4	$86.4	$(5.1)	$91.5
Paper Packaging	32.6	—	32.6	109.3	(0.1)	109.4
Flexible Products and Services	(12.8)	—	(12.8)	(36.6)	(0.4)	(36.2)
Land Management	1.4	—	1.4	33.7	—	33.7

Consolidated	$32.1	$(0.5)	$32.6	$192.8	$(5.6)	$198.4

Operating profit (loss) before special items:
Rigid Industrial Packaging & Services	$42.5	$0.2	$42.3	$171.7	$(3.5)	$175.2
Paper Packaging	33.3	—	33.3	111.8	(0.2)	112.0
Flexible Products and Services	(5.3)	—	(5.3)	(24.1)	—	(24.1)
Land Management	1.5	—	1.5	6.8	—	6.8

Consolidated	$72.0	$0.2	$71.8	$266.2	$(3.7)	$269.9

	2014	Impact of Divestitures	Excluding the Impact of Divestitures 2014	2014	Impact of Divestitures	Excluding the Impact of Divestitures 2014
Net Sales:
Rigid Industrial Packaging & Services	$752.7	$29.3	$723.4	$3,077.0	$167.2	$2,909.8
Paper Packaging	186.6	5.5	181.1	706.8	20.0	686.8
Flexible Products and Services	100.0	10.7	89.3	425.8	61.4	364.4
Land Management	8.8	—	8.8	29.5	—	29.5

Consolidated	$1,048.1	$45.5	$1,002.6	$4,239.1	$248.6	$3,990.5

Gross Profit:
Rigid Industrial Packaging & Services	$136.4	$0.8	$135.6	$553.4	$12.8	$540.6
Paper Packaging	51.8	0.9	50.9	182.8	3.1	179.7
Flexible Products and Services	10.8	2.5	8.3	62.7	12.4	50.3
Land Management	3.9	—	3.9	12.1	—	12.1

Consolidated	$202.9	$4.2	$198.7	$811.0	$28.3	$782.7

Operating Profit (Loss):
Rigid Industrial Packaging & Services	$46.7	$(5.9)	$52.6	$170.1	$(14.2)	$184.3
Paper Packaging	41.4	4.5	36.9	125.8	5.2	120.6
Flexible Products and Services	(56.2)	19.3	(75.5)	(78.6)	22.7	(101.3)
Land Management	5.6	—	5.6	32.0	—	32.0

Consolidated	$37.5	$17.9	$19.6	$249.3	$13.7	$235.6

Operating profit (loss) before special items:
Rigid Industrial Packaging & Services	$55.9	$(2.7)	$58.6	$203.2	$(4.9)	$208.1
Paper Packaging	37.2	0.2	37.0	120.7	0.9	119.8
Flexible Products and Services	(6.4)	1.1	(7.5)	(17.5)	4.4	(21.9)
Land Management	3.0	—	3.0	9.5	—	9.5

Consolidated	$89.7	$(1.4)	$91.1	$315.9	$0.4	$315.5

Note: The 2014 Acquisitions were completed at the beginning of the fiscal year and are not adjusted because they are fully reflected in both periods.

[15]	See table contained herein entitled GAAP to Non-GAAP Reconciliation Segment Operating Profit (Loss) Before Special Items for a reconciliation of each segment’s operating profit (loss) before special items.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

NET SALES TO NET SALES EXCLUDING THE IMPACT OF

DIVESTITURES AND CURRENCY TRANSLATION

UNAUDITED

(Dollars in millions)

	Three months ended
	October 31
	2015	2014	(Decrease) in Net Sales ($)	(Decrease) in Net Sales (%)
Net Sales	$868.5	$1,048.1	$(179.6)	(17.1%)
Impact of Divestitures	—	45.5

Net Sales excluding the impact of divestitures	$868.5	$1,002.6
Currency Translation	(113.7)	N/A

Net Sales excluding the impact of divestitures and currency translation	$982.2	$1,002.6	$(20.4)	(2.0%)

	Twelve months ended October 31
	2015	2014	(Decrease) in Net Sales ($)	(Decrease) in Net Sales (%)
Net Sales	$3,616.7	$4,239.1	$(622.4)	(14.7%)
Impact of Divestitures	47.7	248.6

Net Sales excluding the impact of divestitures	$3,569.0	$3,990.5
Currency Translation	(365.6)	N/A

Net Sales excluding the impact of divestitures and currency translation	$3,934.6	$3,990.5	$(55.9)	(1.4%)